EXHIBIT 21.1

Subsidiaries of Charter Communications, Inc.

Entity Jurisdiction and Type

March 18, 2021

Entity Name	Jurisdiction and Type
Bresnan Broadband Holdings, LLC	Delaware limited liability company

Bresnan Broadband of Colorado, LLC	Colorado limited liability company

Bresnan Broadband of Montana, LLC	Montana limited liability company

Bresnan Broadband of Utah, LLC	Utah limited liability company

Bresnan Broadband of Wyoming, LLC	Wyoming limited liability company

Bresnan Digital Services, LLC	Delaware limited liability company

Bright House Networks Information Services (Alabama), LLC	Delaware limited liability company

Bright House Networks Information Services (California), LLLC	Delaware limited liability company

Bright House Networks Information Services (Florida), LLC	Delaware limited liability company

Bright House Networks Information Services (Indiana), LLC	Delaware limited liability company

Bright House Networks Information Services (Michigan), LLC	Delaware limited liability company

CC Fiberlink, LLC	Delaware limited liability company

CC VI Fiberlink, LLC	Delaware limited liability company

CC VII Fiberlink, LLC	Delaware limited liability company

CCO Fiberlink, LLC	Delaware limited liability company

CCO Holdings Capital Corp.	Delaware corporation

CCO Holdings, LLC	Delaware limited liability company (Parent)

CCO NR Holdings, LLC	Delaware limited liability company

Charter Advanced Services (MO), LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
Charter Communications, LLC	Delaware limited liability company

Charter Communications Operating Capital Corp.	Delaware corporation

Charter Communications Operating, LLC	Delaware limited liability company

Charter Communications VI, L.L.C.	Delaware limited liability company

Charter Distribution, LLC	Delaware limited liability company

Charter Fiberlink — Alabama, LLC	Delaware limited liability company

Charter Fiberlink — Georgia, LLC	Delaware limited liability company

Charter Fiberlink — Illinois, LLC	Delaware limited liability company

Charter Fiberlink — Maryland II, LLC	Delaware limited liability company

Charter Fiberlink — Michigan, LLC	Delaware limited liability company

Charter Fiberlink — Missouri, LLC	Delaware limited liability company

Charter Fiberlink — Nebraska, LLC	Delaware limited liability company

Charter Fiberlink — Tennessee, LLC	Delaware limited liability company

Charter Fiberlink CA-CCO, LLC	Delaware limited liability company

Charter Fiberlink CC VIII, LLC	Delaware limited liability company

Charter Fiberlink CCO, LLC	Delaware limited liability company

Charter Fiberlink CT-CCO, LLC	Delaware limited liability company

Charter Fiberlink LA-CCO, LLC	Delaware limited liability company

Charter Fiberlink MA-CCO, LLC	Delaware limited liability company

Charter Fiberlink MS-CCVI, LLC	Delaware limited liability company

Charter Fiberlink NC-CCO, LLC	Delaware limited liability company

Charter Fiberlink NH-CCO, LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
Charter Fiberlink NV-CCVII, LLC	Delaware limited liability company

Charter Fiberlink NY-CCO, LLC	Delaware limited liability company

Charter Fiberlink OR-CCVII, LLC	Delaware limited liability company

Charter Fiberlink SC-CCO, LLC	Delaware limited liability company

Charter Fiberlink TX-CCO, LLC	Delaware limited liability company

Charter Fiberlink VA-CCO, LLC	Delaware limited liability company

Charter Fiberlink VT-CCO, LLC	Delaware limited liability company

Charter Fiberlink WA-CCVII, LLC	Delaware limited liability company

Charter Leasing Holding Company, LLC	Delaware limited liability company

Charter Procurement Leasing, LLC	Delaware limited liability company

DukeNet Communications, LLC	Delaware limited liability company

Marcus Cable Associates, L.L.C.	Delaware limited liability company

Spectrum Advanced Services, LLC	Delaware limited liability company

Spectrum Fiberlink Florida, LLC	Delaware limited liability company

Spectrum Gulf Coast, LLC	Delaware limited liability company

Spectrum Mid-America, LLC	Delaware limited liability company

Spectrum Mobile Equipment, LLC	Delaware limited liability company

Spectrum Mobile, LLC	Delaware limited liability company

Spectrum New Jersey, LLC	Delaware limited liability company

Spectrum New York Metro, LLC	Delaware limited liability company

Spectrum NLP, LLC	Delaware limited liability company

Spectrum Northeast, LLC	Delaware limited liability company

Spectrum Oceanic, LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
Spectrum Originals Development, LLC	Delaware limited liability company

Spectrum Originals, LLC	Delaware limited liability company

Spectrum Pacific West, LLC	Delaware limited liability company

Spectrum Reach, LLC	Delaware limited liability company

Spectrum RSN, LLC	Delaware limited liability company

Spectrum Security, LLC	Delaware limited liability company

Spectrum Southeast, LLC	Delaware limited liability company

Spectrum Sunshine State, LLC	Delaware limited liability company

Spectrum TV Essentials, LLC	Delaware limited liability company

Spectrum Wireless Holdings, LLC	Delaware limited liability company

TC Technology LLC	Delaware limited liability company

Time Warner Cable Business LLC	Delaware limited liability company

Time Warner Cable Enterprises LLC	Delaware limited liability company

Time Warner Cable Information Services (Alabama), LLC	Delaware limited liability company

Time Warner Cable Information Services (Arizona), LLC	Delaware limited liability company

Time Warner Cable Information Services (California), LLC	Delaware limited liability company

Time Warner Cable Information Services (Colorado), LLC	Delaware limited liability company

Time Warner Cable Information Services (Hawaii), LLC	Delaware limited liability company

Time Warner Cable Information Services (Idaho), LLC	Delaware limited liability company

Time Warner Cable Information Services (Illinois), LLC	Delaware limited liability company

Time Warner Cable Information Services (Indiana), LLC	Delaware limited liability company

Time Warner Cable Information Services (Kansas), LLC	Delaware limited liability company

Time Warner Cable Information Services (Kentucky), LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
Time Warner Cable Information Services (Maine), LLC	Delaware limited liability company

Time Warner Cable Information Services (Massachusetts), LLC	Delaware limited liability company

Time Warner Cable Information Services (Michigan), LLC	Delaware limited liability company

Time Warner Cable Information Services (Missouri), LLC	Delaware limited liability company

Time Warner Cable Information Services (Nebraska), LLC	Delaware limited liability company

Time Warner Cable Information Services (New Hampshire), LLC	Delaware limited liability company

Time Warner Cable Information Services (New Jersey), LLC	Delaware limited liability company

Time Warner Cable Information Services (New Mexico), LLC	Delaware limited liability company

Time Warner Cable Information Services (New York), LLC	Delaware limited liability company

Time Warner Cable Information Services (North Carolina), LLC	Delaware limited liability company

Time Warner Cable Information Services (Ohio), LLC	Delaware limited liability company

Time Warner Cable Information Services (Pennsylvania), LLC	Delaware limited liability company

Time Warner Cable Information Services (South Carolina), LLC	Delaware limited liability company

Time Warner Cable Information Services (Tennessee), LLC	Delaware limited liability company

Time Warner Cable Information Services (Texas), LLC	Delaware limited liability company

Time Warner Cable Information Services (Virginia), LLC	Delaware limited liability company

Time Warner Cable Information Services (Washington), LLC	Delaware limited liability company

Time Warner Cable Information Services (West Virginia), LLC	Delaware limited liability company

Time Warner Cable Information Services (Wisconsin), LLC	Delaware limited liability company

Time Warner Cable, LLC	Delaware limited liability company

TWC Administration LLC	Delaware limited liability company

TWC Communications, LLC	Delaware limited liability company

TWC SEE Holdco LLC	Delaware limited liability company

Entity Name	Jurisdiction and Type
TWCIS Holdco LLC	Delaware limited liability company